UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): September 1, 2009
Southern Community Bancshares, Inc.
(Exact Name of Registrant as Specified in Charter)

Georgia	000-50252	58-2639705
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)
525 North Jeff Davis Drive, Fayetteville, Georgia 30214
(Address of Principal Executive Offices, including Zip Code)
(770) 461-4365
(Registrant’s Telephone Number, including Area Code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03 Bankruptcy or Receivership.
SIGNATURES

Item 1.03 Bankruptcy or Receivership.
     On September 1, 2009, Southern Community Bancshares, Inc., a Georgia corporation (the “Company”), filed a voluntary petition for relief pursuant to Chapter 7 of Title 11 of the United States Bankruptcy Court for the Northern District of Georgia, Bankruptcy Case No. 09-13159.
     The bankruptcy trustee is Theo Davis Mann, 28 Jackson Street, P.O. Box 310, Newman, Georgia 30264-0310. The trustee was appointed on September 2, 2009 and will be responsible for the wind-up of the Company’s business.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 3, 2009	SOUTHERN COMMUNITY BANCSHARES, INC.
	By:	/s/ Richard Dumas
Richard Dumas
Chairman